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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   August 3, 1999
                                                      -------------------------


                          ARCHSTONE COMMUNITIES TRUST
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            (Exact Name of Registrant as Specified in its Charter)



                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


                1-10272                                  74-6056896
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        (Commission File Number)            (I.R.S. Employer Identification No.)

7670 South Chester Street, Englewood, CO                    80112
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(Address of Principal Executive Offices)                  (Zip Code)


                                (303) 708-5959
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

     On August 3, 1999, Archstone Communities Trust, a Maryland real estate investment trust ("Archstone"), priced of an offering of its Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, $1.00 par value per share (the "Preferred Shares"). Copies of the underwriting agreement relating to the Preferred Shares and the Articles Supplementary governing the Preferred Shares are included as exhibits hereto and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

                                                                                    Sequential
     Exhibit No.    Document Description                                             Page No.
     -----------    --------------------                                            ----------
     99.1           Purchase Agreement dated August 3, 1999 among Merrill Lynch
                    & Co., Merrill, Lynch, Pierce, Fenner & Smith Incorporated,
                    A.G. Edwards & Sons, Inc., PaineWebber Incorporated and
                    Prudential Securities Incorporated and Archstone Communities
                    Trust.

     99.2 Articles Supplementary dated as of August 3, 1999 with respect to the Series D Cumulative Redeemable Preferred
                    Shares of Beneficial Interest, $1.00 par value per share, of Archstone Communities Trust.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ARCHSTONE COMMUNITIES TRUST



Dated: August 3, 1999                 By: /s/ Charles E. Mueller, Jr.
                                         ------------------------------------
                                         Charles E. Mueller, Jr.
                                         Chief Financial Officer